Leases - Schedule of Recognized Profit or Loss (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2025	Jun. 30, 2024
Leases [Abstract]
Depreciation expense of right-of-use assets		$ 6,736	$ 3,625
Interest expense	[1]	1,779	1,676
Expense relating to variable payment leases		76	134
Expense relating to short-term leases		111	160
Loss on lease termination			198
Total		$ 8,702	$ 5,793

[1]	The interest expense includes the amount associated with leasehold land under investment properties for the periods ended June 30, 2025 and 2024, which was approximately US$0.1 million for each period. See Note 16.